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           CORRECTION: Please use this page to replace page 3 of the
   Jacob Internet Fund Inc. Prospectus dated January 2, 2002. The date of the Average Annual Total Returns table has been corrected to show that the numbers in the table reflect returns as of December 31, 2001.
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PERFORMANCE BAR CHART AND TABLE

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance from year to year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. Please note that the Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


                                 [GRAPHIC]


              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                                              ANNUALIZED
                                                                            SINCE INCEPTION
INDEX                                                           1 YEAR         12/14/99
-----                                                           ------         --------
Jacob Internet Fund.........................................     - 56.40%        - 68.74%
S&P'r' 500 Index*...........................................     - 11.89%         - 8.58%
NASDAQ Composite Index*.....................................     - 20.82%        - 26.22%
Goldman Sachs Technology Industry Internet Index*...........     - 42.21%        - 61.19%

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* The returns of each index assume the reinvestment of any stock dividends. The
  S&P'r' 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Goldman Sachs Technology Industry Internet Index is a capitalization weighted index of companies (currently 34) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

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                       STATEMENT OF DIFFERENCES

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